Nasdaq: LNZA A NEW SUSTAINABLE SOURCE OF FROM CO2 LanzaTech utritional Protein Nasdaq: LNZA Pictured: LanzaTech Nutritional Protein Produced in pilot facility in Illinois

This presentation includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs, assumptions, projections and conclusions of LanzaTech’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are not guarantees of future performance, conditions or results, and you should not rely on forward-looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to scale and develop the LNP business to the maturity and levels of efficiency required to realize returns, or to receive the required government and regulatory approvals for the marketing and sale of LNP; timing delays in the advancement of projects to the final investment decision stage or into construction; failure by customers to adopt new technologies and platforms; fluctuations in the availability and cost of waste feedstocks and other process inputs; the availability and continuation of government funding and support; broader economic conditions, including inflation, interest rates, supply chain disruptions, employment conditions, and competitive pressures; unforeseen technical, regulatory, or commercial challenges in scaling proprietary technologies, business functions or operational disruptions; and other economic, business, or competitive factors, and other risks and uncertainties, including the risk factors and other information contained in LanzaTech’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as well as other existing and future filings with the U.S. Securities and Exchange Commission. Any forward-looking statement herein is based only on information currently available to LanzaTech and speaks only as of the date on which it is made. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation may include data obtained from third-party studies that the company has not independently verified. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward- looking statements in this presentation. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation, if any, is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. The trademarks, service marks and trade names referred to in this presentation may or may not appear with the TM or SM symbols, but such references or the absence of such references are not intended to indicate, in any way, that LanzaTech or any third party will not assert, to the fullest extent permitted under applicable law, their rights in respect thereof. DISCLAIMER 2

LanzaTech

High-growth, pure-play carbon-recycling company with capital-light business model, advancing the circular carbon economy by recycling waste carbon feedstocks into fuels, chemicals, materials, and protein used in everyday products

6 commercial plants operating	**> 495,000** metric tons of CO_2 recycled to date	**37%** ownership of LanzaJet, a leading sustainable aviation fuel technology provider and fuels producer
14 projects in Advanced Engineering Phase	**50%+ Revenue Growth** projected for 2024 using 2024 range midpoint vs 2023 revenue of $62.6M	**19** years of operations (2005), publicly listed on Nasdaq in 2023 ($LNZA)
4+ projects expected to reach FID and enter construction phase during next 12 months	**Disciplined** cost management	**> 1,450** patents secured related to proprietary biorefining operations and technology IP

LanzaTech

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LANZATECH'S INNOVATIVE CIRCULAR CARBON SOLUTION RECYCLES WASTE FEEDSTOCKS INTO VALUABLE PRODUCTS



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ABILITY TO LEVERAGE DIVERSE CARBON SOURCES
CO2
ATOMOSPHERIC CO2
INDUSTRIAL OFF-GAS
BIOMASS WASTE
GASIFIED SOLID WASTE
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BIOREACTOR
CLEAN UP
COMPRESSION
SEPARATION
PRIMARY PRODUCT ETHANOL
CO-PRODUCT PROTEIN*
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CO2
FUELS
MATERIALS
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1. Carbon rich waste gases enter compressor. Solids must first be gasified.
2. LanzaTech process occurs within proprietary bioreactor; microbe consumes carbon in gas and produces ethanol and protein co-product.
3. Ethanol is an intermediate product that can be further upgraded and converted into high value sustainable materials and fuels. ***Today, LanzaTech's biorefining platform produces ~1 metric ton of protein for every 10 metric tons of ethanol.**
4. Circularity-enabled with solid waste carbon gasified and emitted carbon captured and returned to the process.

LanzaTech

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LANZATECH NUTRITIONAL PROTEIN (“LNP”) EXPERIENCE Plants operating in China using LanzaTech’s biorefining platform to produce ethanol as a primary product have produced 25,000 metric tons of protein co-product to date:  Chinese operations went through a lengthy process to have protein certified for animal feed  Protein has been sold as an ingredient to aquaculture, poultry, and pig feed producers Operations in India are progressing with protein certification for poultry feed markets 5 PROTEIN CURRENTLY PRODUCED AS A CO-PRODUCT WITH ETHANOL AT SEVERAL COMMERCIAL SITES

LNP PROCESS

Commercializing production of nutrient-rich protein as primary product through LanzaTech's proprietary gas fermentation process


LANZATECH'S PROPRIETARY PROCESS
CO_2
BIOREACTOR
CLEAN UP
COMPRESSION
SEPARATION
PRIMARY PRODUCT
PROTEIN

By using a new microbe, LanzaTech's existing biorefining platform **can mass produce protein as the primary product** of its gas fermentation process, which drives incremental value from LanzaTech's core competencies

Entering $1 trillion alternative protein market with new high-quality sustainable source of protein from CO_2

Protein as the primary product as compared to ethanol as the primary product:

- Uses the same bioreactor
- Uses the same feedstocks
- Protein uses new microbe

LanzaTech

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7 THE WORLD NEEDS SUSTAINABLE SOURCES OF FOOD › Sustainable & Global: Can be made anywhere in the world at low cost using just CO2, O2, H2 and water. Very little land and water use, no crops › Supply–chain security: Domestic feedstocks resilient to macro disruptions; production independent of agricultural or climate variation and weather extremes › Value: Low-cost production and ability to capture carbon credits; improves rural economies by building a market for waste streams (e.g. agriculture residue, CO2 from corn ethanol plants, biomass, etc.) Pictured: LanzaTech Nutritional Protein Produced in pilot facility in Illinois

8 LNP PRODUCT PROPERTIES  Comparable properties to pea and whey protein  >85% protein content  Contains all 20 amino acids  No allergenicity  Highly digestible  Odorless and neutral color 0.5 MT per day of LNP is roughly the equivalent of giving a typical complete daily intake of protein to approximately 9,000 people Pictured: LanzaTech Nutritional Protein Produced in pilot facility in Illinois

LNP AS A PRIMARY PRODUCT OF GAS FERMENTATION PROCESS LanzaTech is operating a pilot facility at its headquarters in Skokie, Illinois. The pilot facility has the capacity to produce 1 kilogram per day of LNP:  Prototyped with animal feed and pet food companies, and animal feed trials are underway (fish, shrimp, chicken, pigs)  Initiated prototype development with human nutrition trials with Mattson, a food development specialist  LanzaTech has partnered with the U.S. Naval Research Laboratory on a joint research and contract development project jointly funded by the Office of the Under Secretary of Defense for Research and Engineering, the Office of Naval Research, and the U.S. Naval Research Laboratory to evaluate the viability of creating nutritional proteins on military platforms 9

PROTEIN PRODUCTION IS A NATURAL CO-PRODUCT OF LANZATECH'S GAS FERMENTATION PLATFORM

10 YEARS

10 years of development work evolving the platform and creating the **ability to produce nutritional protein from CO_2 as the primary product of gas fermentation process**

NATURAL CO-PRODUCT

Protein is a **natural co-product of gas fermentation process** and is currently sold by several operating facilities as an ingredient into animal and aquaculture feed production markets

LOW-RISK PATH

Successful commercialized gas fermentation at scale enables LanzaTech to offer a **low-risk path to commercial production** of alternative and sustainable nutritional protein

SUCCESSFULLY TRIALED

LanzaTech's protein production has been **successfully trialed as a valuable ingredient for several animal feed, pet food, and human food formulations**, positioning LanzaTech to capture market share in the **$1 trillion** alternative nutritional protein market

READY TO DEPLOY

LanzaTech is ready to deploy pre-commercial and commercial-scale facilities to mass produce protein at cost-competitive prices



Pictured: LanzaTech Nutritional Protein Produced in pilot facility in Illinois

LanzaTech

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11 DERISKED LNP SCALE UP: 10 YEARS OF R&D AND PILOTING FOR COMMERCIAL CAPABILITY 2014-2021 2022-2023 PILOT PRODUCTION LABORATORY SCALE Feedstock trials in lab; successfully produced protein as primary product 2024+ PATH TO COMMERCIAL PRODUCTION  Pre-commercial plant in process. Target in-service date in 2026. Projected capacity of ~280 metric tons per annum (“MTPA”)  First commercial-scale plant in planning phase. Target in-service date in 2028. Production capacity expected to be >30K MTPA Pre-commercial facility production capacity expected to be 0.5 - 1.5 metric tons per day Commercial-scale facility production capacity expected to be >80 metric tons per day Trials and testing completed for animal feed, pet food, and human nutrition formulations

LNP IS A SINGLE CELL PROTEIN GENERATED FROM GHGs 12 Number of commercial-scale LanzaTech Nutritional Protein plants required: LanzaTech is a global leader in gas fermentation and has created a protein solution for a resilient future food supply chain that uses a fraction of the land and water resources needed for traditional plant and animal protein sources, leading to a much-reduced impact on the environment and a cost-competitive product <10 Acres of Land 18 Swimming Pools of Water 45,000 Metric tons protein / year LNP BEEF And requires: The equivalent production of beef protein would require: 1 Facility 1.6M Acres of Land >200,000 Swimming Pools of Water And requires: 78,571 Cows vs. To produce…

13 REGULATORY & INTELLECTUAL PROPERTY MILESTONES TO DATE  Gas fermentation protected by LanzaTech’s established 1,450+ patent estate  First patents on direct protein production published in December 2023  Regulatory process for human nutrition and animal feed underway  FDA Self-GRAS* determination expected in 2024 for LNP  Safety gap assessment complete  Salmon feed and other trials underway *GRAS = Generally regarded as safe

HUMAN FOOD & BEVERAGE PRODUCT DEVELOPMENT UNDERTAKEN WITH MATTSON SHOWING MULTIPLE INGREDIENT APPLICATIONS 14 Protein Snacks Meat Alternatives Dairy Alternatives Bakery / BreadBeverages Animal-Free Protein Powder Protein Bars

SUMMARY – LANZATECH NUTRITIONAL PROTEIN  LNP is protein-dense at >85% protein, is highly versatile with characteristics similar to pea and whey proteins, and neutral in color, making it an attractive ingredient offering for multiple animal feed and human food formulations  LNP has a substantially lower impact across GHG emissions, land use, and water use when compared to nearly all other protein sources, and can be produced anywhere in the world, regardless of climate and weather extremes  LNP is produced from 4 main elements – CO2, O2, H2, and water – using a proven commercialized gas fermentation process developed by LanzaTech, and leverages existing bioreactor equipment platform and feedstocks  Robust market pricing across animal feed and human nutrition ingredient formulations provides attractive economic return for LanzaTech and partners  Sustainable, low cost of production profile compared to other protein sources, given proven technology and the need for very little land and water use 15 Pictured: LanzaTech Nutritional Protein Produced in pilot facility in Illinois

LANZATECH'S BIOREFINING PLATFORM ACCESSES DIVERSE & GROWING MARKETS

Today

Ethanol[1]

LanzaTech ethanol may be sold into fuel markets

Jet fuel via ethanol[2]

LanzaJet™ Alcohol-to-Jet process can convert LanzaTech ethanol to SAF

Materials via ethanol[3]

LanzaTech ethanol can be converted into a wide range of materials, such as plastics, polymers, and textiles.

Future

Other chemicals and materials[4]

Synthetic biology enables the production of other chemicals, which can be upgraded to materials.

Nutritional protein

LanzaTech Nutritional Protein has applications in human nutrition, pet food, and animal feed.



+$85 billion
+$300 billion
+$335 billion
+$765 billion
+$1 trillion

Access to **>$2 trillion** of total addressable markets, spanning multiple high-demand products and fuels used in daily life

Nutrition **Fuels** **Materials** **Polymers** **Monomers** **Fragrances** **Chemicals** **Solvents**

LanzaTech

[1] Ethanol ($89.1B, 2019, Grand View Research, [2] International Air Transport Association, [3] Ethylene ($222B, 2019, The Business Research Company), Ethylene Oxide ($45B, 2020, Research and Markets), PET ($43.8B, 2019, The Business Research Company), MEG ($26B, 2018, Market Research Future), [4] Acetone ($4.6B, 2019, Grand View Research), Isopropanol ($2.7B, 2019, Grand View Research), Isoprene ($2.6B, 2019, Technavio), Polypropylene ($116B, 2019, Grand View Research), Methyl Methacrylate (MMA) ($12.6B, 2019, Fortune Business Insights), Specialty chemicals ($630B, 2019, Grand View Research).

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Investor contact: Kate Walsh VP Investor Relations Kate.Walsh@lanzatech.com RECYCLING CARBON TODAY AT COMMERCIAL SCALE Nasdaq: LNZA